UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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RODIN GLOBAL PROPERTY TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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To the Stockholders of Rodin Global Property Trust, Inc.:

It is our pleasure to invite you to the 2020 annual meeting of stockholders of Rodin Global Property Trust, Inc., a Maryland corporation. The annual meeting will be held as a virtual meeting on June 30, 2020 beginning at 2:00 P.M., Eastern Time. You will be able to participate in the annual meeting, vote and submit your questions via live webcast by visiting wwww.virtualshareholdermeeting.com/RGPT2020.

The enclosed materials include a notice of meeting, a proxy statement, proxy card, self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2019.

It is important that your shares be represented at the annual meeting regardless of the size of your securities holdings. Whether or not you plan to attend the annual meeting virtually, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these three methods. If you determine to mail us your proxy, please complete, date and sign the proxy card and return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the annual meeting virtually, you may withdraw your proxy and vote at the annual meeting, if you so choose.

To vote or to submit your questions during the annual meeting, please log on to www.virtualshareholdermeeting.com/RGPT2020. You will need to enter the 16-digit control number on your notice of the annual meeting. Your vote is important to us.

We look forward to receiving your proxy and seeing you at the meeting.

By Order of the Board of Directors,

Howard W. Lutnick

Chairman and Chief Executive Officer

April 17, 2020

New York, New York

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 30, 2020

To the Stockholders of Rodin Global Property Trust, Inc.:

The 2020 annual meeting of stockholders, or the annual meeting, of Rodin Global Property Trust, Inc., a Maryland corporation, or the Company, will be held on June 30, 2020, beginning at 2:00 P.M., Eastern Time. We are very pleased that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. It is important to note that stockholders have the same rights and opportunities by participating in a virtual meeting, as they would if attending an in-person meeting. You can participate in the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/RGPT2020. You must have your 16-digit control number in order to access the annual meeting. The matters to be considered and voted upon by stockholders at the annual meeting, which are described in detail in the accompanying proxy statement, are:

1)

a proposal to elect as directors the five individuals nominated by our Board of Directors as set forth in the accompanying proxy statement, each to serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualifies;

2)	a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3)	any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

This notice is accompanied by the Company’s proxy statement, proxy card, self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2019. This notice is being mailed to you on or about April 17, 2020.

Stockholders of record at the close of business on April 15, 2020 will be entitled to notice of and to vote at the annual meeting and any postponement or adjournment thereof. Whether or not you plan to attend the annual meeting virtually, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these methods. If you determine to mail us your proxy, please complete, date and sign the proxy card as soon as possible. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. Your vote is very important. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes. If you are the record holder of your shares and you attend the annual meeting virtually, you may withdraw your proxy and vote at such meeting, if you so choose.

Sincerely,

John J. Jones

Secretary

April 17, 2020

New York, New York

Rodin Global Property Trust, Inc.

110 E. 59th Street,

New York, New York 10022

(212) 938-5000

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 30, 2020

GENERAL INFORMATION ABOUT THE MEETING

This proxy statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the board of directors, or our Board, of Rodin Global Property Trust, Inc., a Maryland corporation, for use at the 2020 annual meeting of stockholders to be held as a virtual meeting on June 30, 2020, at 2:00 P.M., Eastern Time, and any postponements or adjournments thereof. You can virtually attend the annual meeting online, vote your shares electronically and submit questions during the annual meeting by visiting www.virtualshareholdermeeting.com/RGPT2020, and at any postponement or adjournment thereof. You will need to enter the 16-digit control number on your notice of the annual meeting. Online access will begin at 1:45 P.M. Eastern Time, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 2:00 P.M. Eastern Time on June 30, 2020. It is important to note that stockholders have the same rights and opportunities by participating in a virtual meeting, as they would if attend an in-person meeting.

“We,” “our,” “us,” and “the Company” each refers to Rodin Global Property Trust, Inc. We conduct substantially all of our operations and make our investments through our operating partnership, of which we are the sole general partner. References to our operating partnership refer to Rodin Global Property Trust Operating Partnership, L.P.

We are a commercial real estate company formed to invest in and manage a diversified portfolio of income-producing commercial properties and other real estate-related assets. We intend to invest primarily in the acquisition of single-tenant net leased commercial properties located in the United States, United Kingdom and other European countries. We may also originate and invest in loans related to net leased commercial properties and invest in commercial real estate related securities. We are externally managed by our advisor, Rodin Global Property Advisors, LLC, a Delaware limited liability company and a wholly-owned subsidiary of our sponsor, Cantor Fitzgerald Investors, LLC. Our advisor conducts our operations and manages our portfolio of investments. We have no direct employees. Our advisor and our sponsor are affiliated with Cantor Fitzgerald, L.P., or Cantor, a diversified organization specializing in financial services and real estate services and finance for institutional customers operating in the global financial and commercial real estate markets.

The mailing address of our executive office is 110 E. 59th Street, New York, New York 10022. This proxy statement, the accompanying proxy card and the notice of annual meeting are first being mailed to holders of our Class A, Class T and Class I common stock, par value $0.01 per share, which we refer to collectively as common stock, on or about April 17, 2020. Anyone who owned our common stock at the close of business on April 15, 2020 is entitled to notice of and to vote at the annual meeting. Our common stock is the only security entitled to vote at the annual meeting and we refer to this security in this proxy statement as our voting securities. Along with this proxy statement, we are also sending our Annual Report to Stockholders for the fiscal year ended December 31, 2019.

When you return the enclosed proxy card, you are authorizing a proxy to vote your shares of common stock at the meeting as you instruct, unless you return the proxy with no instruction. In this case, the individual designated as proxy to vote your shares of common stock at the annual meeting, John Jones, our Secretary, will vote FOR the election of each of the five director nominees and FOR the ratification of Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm. As of the date of this proxy statement, management has no knowledge of any business that will be presented for consideration at the annual meeting and that would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the annual meeting for consideration, the persons named in the enclosed proxy card and acting thereunder will vote in accordance with their discretion on any such matter.

Ernst & Young, an independent registered public accounting firm, has provided services to us during the past fiscal year, which included the examination of our Annual Report on Form 10-K, review of our quarterly reports and review of registration statements and filings with the Securities and Exchange Commission, or SEC. A representative of Ernst & Young is expected to be present at the annual meeting virtually, will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

Matters to be Considered and Voted Upon at the Annual Meeting

At the annual meeting, our stockholders will consider and vote upon:

1)

a proposal to elect as directors the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualifies;

2)	a proposal to ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3)	any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our Board. The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock held of record, as of the close of business on April 15, 2020 and will reimburse them for their reasonable out-of-pocket expenses for forwarding the materials.

We have retained Broadridge Investor Communication Services, Inc., or Broadridge, to assist us in the distribution of proxy materials and the solicitation of proxies. We estimate that we will pay Broadridge fees and expenses of approximately $13,000 plus reasonable out-of-pocket expenses to solicit proxies incurred in connection with their services, such as the review of proxy materials, distribution of proxy materials, operating online and phone voting systems, and receipt of executed proxies.

In addition to mailing proxy solicitation material, our directors, officers, affiliates of our advisor and employees of Broadridge may also solicit proxies by personal interview, telephone, via the Internet or by any other electronic means of communication we deem appropriate. Our directors, officers and affiliates of our advisor will not receive any additional remuneration for proxy solicitation.

Stockholders Entitled To Vote

As of the close of business on April 15, 2020, there were 5,884,356 shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles the holder to one vote. Stockholders of record at the close of business on April 15, 2020 are entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof.

Abstentions and Broker Non-Votes

If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, proxies submitted by a broker for your shares will be considered to be “broker non-votes” with respect to any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Your bank, broker or other nominee does not have discretionary authority to vote your shares for Proposal No. 1, the election of directors. Your bank, broker or other nominee does have discretionary authority to vote your shares for Proposal No. 2, the ratification of the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions and broker non-votes, if any, will be counted as present at the meeting for the purpose of determining a quorum.

Required Quorum/Vote

A quorum will be present if stockholders entitled to cast at least 50% of all the votes entitled to be cast at the annual meeting on any matter are present, virtually or by proxy. If you hold your shares in your own name as holder of record and return a valid proxy, authorize your proxy by mail, telephone or Internet or attend the annual meeting virtually, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned by the chairman of the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Election of the director nominees named in Proposal No. 1 requires the affirmative vote of the holders of a majority of the shares present virtually or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of each of the director nominees named in Proposal No. 1. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any one or more of them. A vote “withheld” or a broker non-vote, if any, will have the same effect as a vote against that nominee.

Ratification of the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2020, as specified in Proposal No. 2, requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting. If this selection is not ratified by holders of our voting securities, our Board’s Audit Committee, or our Audit Committee, may, but need not, reconsider its appointment and endorsement. Abstentions, if any, will not be counted as votes cast and will have no effect on the outcome of the vote for this proposal. Broker non-votes will not arise in connection with, and will have no effect on the outcome of, Proposal No. 2 because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company.

If no specification is made on the proxy as to any one or more of the proposals, the shares of our voting securities represented by the proxy will be voted as follows:

1)

FOR the election of the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualifies;

2)	FOR the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3)	in the discretion of the proxy holder, on any other business that properly comes before the annual meeting or any postponement or adjournment thereof.

As of the date of this proxy statement, we are not aware of any other matter to be raised at the annual meeting.

Voting

If you hold your shares of our voting securities in your own name as a holder of record, you may instruct the proxies to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may authorize a proxy to vote your shares of our voting securities by either visiting our electronic voting site at www.proxyvote.com/RGPT, by calling our toll-free voting number at 1-800-690-6903 or you may vote your shares virtually at the annual meeting. Please call Broadridge, our proxy solicitor, at 1-844-877-6181 for any additional information about voting by proxy or authorizing a proxy by telephone or electronic voting site. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes.

To vote or to submit your questions during the annual meeting, please log on to www.virtualshareholdermeeting.com/RGPT2020. You will need to enter the 16-digit control number on your notice of the annual meeting.

If your shares of our voting securities are held on your behalf by a broker, bank or other nominee, you will receive instructions from such individual or entity that you must follow in order to have your shares voted at the annual meeting. If your shares are not registered in your own name and you plan to vote your shares virtually at the annual meeting, you should contact your broker, bank or other nominee to obtain the 16-digit control number on the notice of annual meeting.

Right to Revoke Proxy

If you hold shares of our voting securities in your own name as a holder of record, you may revoke your proxy through any of the following methods:

•	send written notice of revocation, prior to the date of the annual meeting, to our Secretary, at 110 East 59th Street, New York, New York 10022;

•	properly sign and mail a new, later-dated proxy card to our Secretary at the address specified above that is received prior to the date of the annual meeting;

•	visit our electronic voting site at www.proxyvote.com/RGPT;

•	call our toll-free voting number at 1-800-690-6903 and follow the instructions provided; or

•	attend the annual meeting virtually and vote your shares, although attendance at the annual meeting alone will not by itself constitute revocation of a proxy.

Only the most recent proxy vote will be counted and all others will be disregarded regardless of the method by which the proxy was authorized. If shares of our voting securities are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy.

Copies of Annual Report to Stockholders

A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2019 is being mailed to stockholders entitled to notice of and to vote at the annual meeting with these proxy materials and is also available without charge to stockholders upon written request to: Rodin Global Property Trust, Inc., 110 East 59th Street, New York, New York 10022, Attn: Chief Financial Officer.

Annual Report and Quarterly Reports

We make available free of charge through our website at www.rodinglobalpropertytrust.com under the heading “Investor Relations—SEC Filings” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. Further, we will provide, without charge to each stockholder upon written request, a copy of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q,

Current Reports on Form 8-K and all amendments to those reports. Requests for copies should be addressed to: Rodin Global Property Trust, Inc., 110 East 59th Street, New York, New York 10022, Attn: Chief Financial Officer. Copies may also be accessed electronically by means of the SEC home page on the Internet, at www.sec.gov. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is part of the proxy solicitation materials. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

Householding Information

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we deliver only one copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2019 to multiple stockholders with the same last name and address, or if we reasonably believe they are members of the same family, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If you participate in householding and wish to receive a separate copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2019, please request a copy in writing from Rodin Global Property Trust, Inc., 110 East 59th Street New York, New York 10022, Attn: Chief Financial Officer or by phone by calling 212-938-5000 and a copy will be provided to you promptly.

If you do not wish to continue participating in householding and prefer to receive separate copies of future annual reports to stockholders and other stockholder communications, notify our Chief Financial Officer in writing at the following address: Rodin Global Property Trust, Inc., 110 East 59th Street, New York, New York 10022 or by phone by calling 212-938-5000.

If you are a stockholder who received multiple copies of our proxy materials or our Annual Report to Stockholders for the fiscal year ended December 31, 2019, you may request householding by contacting us in the same manner.

Voting Results

Broadridge Financial Solutions, Inc. will have a representative present at the virtual annual meeting to count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K, which we plan to file with the SEC within four business days of the annual meeting.

Confidentiality of Voting

We will keep all proxies, ballots and voting tabulations confidential. We will permit only our Inspector of Election, Broadridge Financial Solutions, Inc., to examine these documents, except as necessary to meet applicable legal requirements.

Recommendations of our Board

Our Board recommends a vote:

1)

FOR the election of the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2021 annual meeting of stockholders and until his successor is duly elected and qualifies;

2)	FOR the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3)	in the discretion of the proxy holder, on any other business that properly comes before the annual meeting or any postponement or adjournment thereof.

BOARD OF DIRECTORS

General

Our Board presently consists of five members. At the annual meeting, stockholders will vote on the election of Messrs. Howard W. Lutnick, Paul M. Pion, Arthur F. Backal, John M. Matteson and Dean Palin, for a term ending at the 2021 annual meeting of stockholders and until their successors are duly elected and qualify.

The director nominees listed below are leaders in business and real estate and financial communities because of their intellectual acumen and analytic skills, strategic vision and their records of outstanding accomplishments over a period of decades. Each has been chosen to stand for re-election in part because of his ability and willingness to understand our unique challenges, and evaluate and implement our strategies.

Set forth below is each director nominee’s name and age as of the date of this proxy statement and biographical information. Each of our director nominees currently serves on our Board and was initially appointed to our Board in February 2017, with the exception of Mr. Pion, who has served as one of our directors since January 2020 and was appointed by our Board to fill the vacancy until the 2020 annual meeting.

Current Directors Who are Nominees for Re-election

Name	Age
Howard W. Lutnick	58
Paul M. Pion	53
Arthur F. Backal	58
John M. Matteson	55
Dean Palin	51

Howard W. Lutnick. Mr. Lutnick has served as our Chairman and Chief Executive Officer since February 2017. Mr. Lutnick also has served as the Chief Executive Officer of our advisor since February 2017. He joined Cantor in 1983 and has served as Chief Executive Officer of Cantor since 1992 and as Chairman since 1996. Mr. Lutnick also served as President of Cantor from 1991 until 2017, and was named President and Chief Executive Officer in 1991 and Chairman in 1996. Mr. Lutnick has served as the Chairman and Chief Executive Officer of Rodin Income Trust, Inc. since February 2017 and as its President since January 2018. In addition, he has served as Chief Executive Officer of Rodin Income Advisors, LLC since May 2017. Mr. Lutnick is also the Chairman of Newmark Group, Inc. (which operates as Newmark Knight Frank), one of the world’s leading real estate advisory firms. Mr. Lutnick is also the Chairman and Chief Executive Officer of BGC Partners, Inc., a leading global brokerage company servicing the financial and real estate markets. Mr. Lutnick holds a degree in economics from Haverford College. He is a member of the boards of the Zachary and Elizabeth M. Fisher Center for Alzheimer’s Disease Research at Rockefeller University, National September 11 Memorial & Museum, and The Partnership for New York City. Mr. Lutnick received the Department of the Navy’s Distinguished Public Service Award, the highest honor granted by the Navy to non-military personnel.

Consideration for Recommendation: Our Board believes that Mr. Lutnick’s finance and real estate extensive experience supports his nomination and election to our Board.

Paul M Pion. Mr. Pion has been our director, Chief Financial Officer and Treasurer since January 2020. Since January 2020, Mr. Pion has also served as a director and as the Chief Financial Officer and Treasurer of Rodin Income Trust, Inc. and as the Chief Financial Officer and Treasurer of Rodin Income Trust Advisors, LLC. He has served as U.S. Chief Administrative Officer and Senior Managing Director of Cantor Fitzgerald & Co. since August 2011. In this position, Mr. Pion oversees a range of functions, most notably client management, cost control, procurement, and vendor management. Other responsibilities include business continuity planning, facilities and insurance. In addition, he is the Treasurer of the Cantor Fitzgerald Relief Fund. Additionally, since January 17, 2012, Mr. Pion has served as Chief Executive Officer of Tower Bridge International Services LP, responsible for the back-office functions under a shared-services model for all Cantor UK-based businesses. Mr. Pion previously served in numerous positions for Cantor including Global Director of Internal Audit and was involved in various special projects from 2002 to 2010. Mr. Pion has been a director of Tower Bridge GP Limited since November 2010, BGC European GP Limited since January 2012 and was a director of BGC Brokers GP Limited from April 2012 until December 2019. Prior to joining Cantor, Mr. Pion served for approximately 14 years with the accounting firm Deloitte & Touche, most recently as an Audit and Assurance partner focusing on financial services clients. At Deloitte & Touche, he also led the New York office’s China Practice. Mr. Pion holds Series 7 and 27 licenses and is a Certified Public Accountant in the State of New York. He received a B.S. in Accounting from the State University of New York at Albany.

Consideration for Recommendation: Our Board believes that Mr. Pion’s extensive experience in the financial services industry supports his nomination and election to our Board.

Arthur F. Backal. Mr. Backal has been one of our independent directors since February 2017. Mr. Backal founded and has served as the President and Chief Executive Officer of Backal Hospitality Group, LLC, a premier New York-based hospitality and event services company, since December 2007. Mr. Backal also founded and has served as the President of State of the Art Enterprises, Inc., a premier New York-based full-service event planning company, since November 2002. Prior to founding Backal Hospitality Group and State of the Art Enterprises, Mr. Backal focused on the New York hospitality industry, holding various positions with a number of hotels in New York City, including the Plaza, the Pierre, the Helmsley Palace and the St. Regis. Mr. Backal holds a Bachelor of Arts in Hospitality Business from Michigan State University.

Consideration for Recommendation: Our Board believes that Mr. Backal’s extensive experience in business management supports his nomination and election to our Board.

John M. Matteson. Mr. Matteson has been one of our independent directors since February 2017. Mr. Matteson is the Founder of The Matteson Companies, or TMC, a Boston-based real estate investment and development company, which he founded in June 2014. At TMC, Mr. Matteson has been responsible, in partnership with GFI Partners, a Boston-based real estate advisor, for acquiring investments, ranging from projects such as net leased warehouse and warehouse development to office and residential development, totaling over $1.2 billion in gross asset value. Prior to forming TMC, Mr. Matteson spent eleven years from September 2004 to June 2014 as the Regional Director of the Archon Group, a Goldman Sachs Company, managing Goldman Sachs’ Boston real estate division, where he was responsible for investing over $2 billion of the firm’s equity nationally, focusing on Boston, New York City and Chicago. Mr. Matteson is a graduate of the University of Wisconsin – Madison where he received a Bachelor of Science in Economics.

Consideration for Recommendation: Our Board believes that Mr. Matteson’s extensive real estate investment experience supports his nomination and election to our Board.

Dean Palin. Mr. Palin has been one of our independent directors and our audit committee financial expert since February 2017. Mr. Palin has served as a Principal of Palin Enterprises, a national real estate organization that oversees a major portfolio of residential, commercial and industrial properties located across the country from New York to California, since 1990. Mr. Palin’s work with Palin Enterprises focuses on the development, including new construction and rehabilitation, and management and leasing of residential, commercial and industrial complexes. During the past 10 years, Mr. Palin has expanded Palin Enterprises’ residential development portfolio with new developments in Brooklyn, Queens and Long Beach, New York.

Palin Enterprises owns and operates over five million square feet of industrial space. In addition, over the past 20 years, Mr. Palin has partnered with, operated and invested in many New York City restaurants. Mr. Palin holds a Bachelor of Science in Business from the Boston University School of Management.

Consideration for Recommendation: Our Board believes that Mr. Palin’s extensive experience in real estate and business management supports his nomination and election to our Board.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our executive officers and directors, including but not limited to, our principal executive officer and principal financial officer. A copy of our code of ethics may be obtained, free of charge, by sending a written request to 110 East 59th Street, New York, NY 10022, Attention: Chief Financial Officer.

Our Audit Committee

Our Board has a separately designated standing Audit Committee and its primary function is to engage our independent registered public accounting firm and to assist our Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process.

Our Audit Committee acts under a written charter adopted by our Board that sets forth the committee’s responsibilities and duties, as well as requirements for the committee’s composition and meetings. Under the Audit Committee charter, our Audit Committee will always be comprised solely of independent directors. A copy of the Audit Committee charter is available without charge to stockholders upon written request to: Rodin Global Property Trust, Inc., 110 East 59th Street, New York, New York 10022, Attn: Chief Financial Officer.

Our Audit Committee held seven meetings in 2019. Each director then serving attended 100% of the meetings of our Audit Committee. Our Board has determined that each member of our Audit Committee is independent within the meaning of the applicable New York Stock Exchange, or NYSE, rules. The members of our Audit Committee are Messrs. Backal, Matteson and Palin. Our Board has determined that Mr. Palin, who serves as the chairman of our Audit Committee, is an “audit committee financial expert,” as that term is defined by the SEC.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2019 is presented below under the heading “Audit Committee Report.”

Compensation Committee Interlocks and Insider Participation

We currently do not have a compensation committee of our Board because we do not pay any compensation to our officers. Our independent directors participate in the consideration of independent director compensation. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

Director Independence

Our charter provides that a majority of our directors must be independent of us, our advisor and our respective affiliates except for a period of 60 days after the death, resignation or removal of an independent director pending the election of his or her successor. An “independent director” is a person who is not one of our officers or employees or an officer or employee of our advisor or its affiliates, has not been so for the previous two years and meets the other requirements set forth in our charter. Our independent directors also meet the director independence standards of the NYSE. Our Board has affirmatively determined that Messrs. Backal,

Matteson and Palin are independent pursuant to the definition of independence in our charter, which is based on the definition included in the North American Securities Administrators Association, Inc.’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007.

Board Leadership Structure; Meetings of Independent Directors

Our Board believes it is important to select our Chairman and our Chief Executive Officer in the manner it considers to be in our best interests and in the best interests of our stockholders at any given point in time. The members of our Board possess considerable business experience and in-depth knowledge of the issues we face, and are therefore in the best position to evaluate our needs and how best to organize our leadership structure to meet those needs. The Chairman and the Chief Executive Officer positions may be filled by one individual or by two different individuals. Our Board believes that the most effective leadership structure for our company at this time is for Mr. Lutnick to serve as both our Chairman and Chief Executive Officer. Mr. Lutnick’s combined role as Chairman and Chief Executive Officer creates a firm link between management and our Board and provides unified leadership for carrying out our company’s strategic initiatives and business plans. Our Board continually evaluates the Company’s leadership structure and could in the future decide not to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of the Company.

Our Board has determined that it is not necessary to appoint a lead independent director. To promote the independence of our Board and appropriate oversight of management, our independent directors are provided opportunities to meet in executive sessions at which only non-management directors are present. These meetings are held in conjunction with the regularly scheduled quarterly meetings of our Board, but may be called at any time by our independent directors.

During the year ended December 31, 2019, our Board met on seven occasions. Each director then serving attended 100% of the meetings of our Board.

Stockholder Communications with our Board

Our Board has established the following means for stockholders to communicate concerns to our Board. If the concern relates to our financial statements, accounting practices or internal controls, the concerns should be submitted in writing to the chairman of our Audit Committee at Rodin Global Property Trust, Inc., 110 East 59th Street, New York, New York 10022, Attn: Chief Financial Officer. If the concern relates to our governance practices, business ethics or corporate conduct, the concern may be submitted in writing to our Secretary at the above address. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any of our independent directors in care of our Secretary. Communications received will be distributed by the Secretary to such member or members of our Board as deemed appropriate by the Secretary, depending on the facts and circumstances outlined in the communication received.

Director Nomination Procedures

We do not have a standing nominating committee. Our Board has determined that it is appropriate for us not to have a nominating committee because our Board as currently constituted permits all of our independent directors to consider all matters for which a nominating committee would be ordinarily responsible. Each member of our Board participates in the consideration of nominees. Our charter requires that our directors, other than our independent directors, must have at least three years of relevant experience demonstrating the knowledge and experience required to acquire and manage the type of assets acquired by us and that at least one of our independent directors have three years of relevant real estate experience. While we do not have any other minimum qualifications with respect to nominees, our Board considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other board members and the candidate’s willingness to devote substantial time and effort to board responsibilities. Our Board does not have a formal written policy regarding the consideration of diversity in identifying director nominees. Nevertheless, consideration of diversity will continue to be an important factor in identifying and recruiting new directors.

Our Board will also consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our Board, recommendations made by stockholders must be submitted within the timeframe required for director nominations by stockholders as provided in our bylaws. See “Stockholder Proposals and Director Nominations for 2021” below. In evaluating the persons recommended as potential directors, our Board will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our Board) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11, of our bylaws.

Risk Oversight

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. Our management team is responsible for our risk exposures on a day-to-day basis by identifying the material risks we face, implementing appropriate risk management strategies that are responsive to our risk profile, integrating consideration of risk and risk management into our decision-making process and, if necessary, promulgating policies and procedures to ensure that information with respect to material risks is communicated to our Board. Our Board has the responsibility to oversee and monitor these risk management processes by informing itself of material risks and evaluating whether management has reasonable controls in place to address the material risks; our Board is not responsible, however, for defining or managing our various risks. Our Board is regularly informed by management of potential material risks and activities related to those risks at Board meetings. Our executive officers generally attend all Board meetings and management is readily available to the Board to address any questions or concerns raised by the Board on risk management and any other matters. Our Board’s oversight of risk has not specifically affected its leadership structure.

Director Attendance at Annual Meeting

Our corporate governance guidelines encourage but do not require our directors to attend the annual meeting of stockholders. All of our directors attended our annual meeting of stockholders in 2019.

EXECUTIVE OFFICERS

Our executive officers are elected annually by our Board and serve at the discretion of our Board. Set forth below is information, as of the date of this proxy statement, regarding our executive officers:

Name	Age	Position
Howard W. Lutnick	58	Chairman and Chief Executive Officer
Paul M. Pion	53	Director, Chief Financial Officer and Treasurer
Kenneth Carpenter	53	President

Biographical information for Messrs. Lutnick and Pion is provided above under “Current Directors Who are Nominees for Re-election.”

Kenneth Carpenter. Mr. Carpenter has served as our President since February 2016. In addition, Mr. Carpenter also has served as President of our advisor since February 2016. Mr. Carpenter also has served as a Managing Director of Cantor Fitzgerald & Co. since October 2014. Mr. Carpenter served as a Managing Director of CCRE from January 2013 until October 2014. Over his 18-year real estate career, Mr. Carpenter was responsible for the acquisition, financing, and management of over $6 billion of net lease properties across multiple economic cycles, $2.5 billion of which were direct property acquisitions. Mr. Carpenter’s real estate property acquisition experience includes office, industrial, healthcare, retail, and special use property totaling over 15 million square feet. Mr. Carpenter’s management experience includes leading a team of over 50 finance and investment professionals based in the U.S., Europe, and India. Prior to joining CCRE, Mr. Carpenter served as a consultant for Tannery Brook Partners, a commercial real estate advisory, financing, and asset management firm where he advised real estate private equity buyers and high net worth individuals on various net-lease and corporate property acquisitions and financings from October 2011 to December 2012. Prior to Tannery Brook, Mr. Carpenter was with Cortview Capital from July 2011 until September 2011 where he, and the principals of Tannery Brook, were responsible for establishing a commercial real estate finance platform. Prior to Cortview, Mr. Carpenter was Managing Director, Head of America’s for Deutsche Bank’s Asset Finance and Leasing group where he had overall responsibility for the strategy and execution of the group’s advisory, financing, and principal investing activities (debt and equity) across targeted asset classes. Prior to joining Deutsche Bank in 2009, Mr. Carpenter spent nine years at Wachovia (later Wells Fargo) rising to Managing Director, Global Head of Structured Asset Finance. At Wachovia, Mr. Carpenter acquired, structured, and financed over $5 billion of net-lease real estate through sale/leasebacks, corporate term loans, and synthetic leases including over $2.1 billion of property acquisitions. Prior to joining First Union (later Wachovia), he was a Vice President with Deutsche Bank in their CMBS group where he originated corporate sale/leaseback and other real estate based financing transactions and structured credit tenant lease (CTL) private placements and securitizations. Prior to Deutsche Bank, Mr. Carpenter was a member of the investment banking group at NationsBank providing strategic advisory services and financing solutions, including syndicated bank debt, subordinated debt, and mergers and acquisitions, to middle market corporations. Mr. Carpenter received a Bachelor of Science degree in Computer Science from Rochester Institute of Technology and holds a Master of Business Administration from the Babcock Graduate School of Management at Wake Forest University.

EXECUTIVE COMPENSATION

Although we have executive officers who manage our operations, we have no direct employees. Our advisor, Rodin Global Property Advisors, LLC, and the real estate professionals at our advisor, manage our day-to-day affairs and our portfolio of income-producing commercial properties and other real estate-related assets. See “Certain Relationships and Related Transactions” below for a discussion of fees paid to our advisor and other affiliated companies.

DIRECTOR COMPENSATION

Independent Directors

We compensate each of our independent directors with an annual retainer of $20,000, with the chairman of the audit committee receiving an additional annual retainer of $5,000. In addition, we pay independent directors for attending board and committee meetings $1,000 in cash for each board and committee meeting attended. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board. If a director is also one of our officers, we will not pay any compensation for services rendered as a director. Notwithstanding the foregoing arrangement, each of our independent directors will receive a minimum of $25,000 annually for service on our board of directors.

Director Compensation for 2019

The following table sets forth the compensation paid by us to our directors for the fiscal year ended December 31, 2019:

Name	Fees Earned or Paid in Cash	Total
Arthur F. Backal	$27,000	$27,000
John M. Matteson	27,000	27,000
Dean Palin	32,000	32,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of March 31, 2020, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each of our directors, (3) each of our executive officers, and (4) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
Cantor Fitzgerald Investors, LLC1 2	190,356	3.29%
Howard W. Lutnick, Chairman of the Board of Directors and Chief Executive Officer1 2	190,356	3.29%
Kenneth Carpenter, President	—	—
Steven Bisgay*	—	—
Paul Pion, Director, Chief Financial Officer and Treasurer	—	—
Arthur F. Backal, Independent Director	—	—
John M. Matteson, Independent Director	—	—
Dean Palin, Independent Director	—	—

All directors and executive officers as a group	190,356	3.29%

*	Mr. Bisgay resigned from his position of our director and chief financial officer effective as of the end of the calendar year 2019.
(1)	The address of this beneficial owner is c/o Rodin Global Property Trust, Inc. 110 E. 59th Street, New York, NY 10022.
(2)

Cantor Fitzgerald Investors, LLC is indirectly owned by Cantor Fitzgerald, L.P. CF Group Management, Inc. is the managing general partner of Cantor Fitzgerald, L.P. Mr. Lutnick controls Cantor Fitzgerald, L.P. through his ownership of CF Group Management, Inc.

The percentage of common stock beneficially owned are based on an aggregate of 5,767,031 shares of our common stock outstanding as of March 31, 2020, including 3,301,654 shares of Class A common stock, 1,392,733 shares of Class T common stock and 1,072,644 shares of Class I common stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information, as of December 31, 2019, relating to our long-term incentive plan pursuant to which grants of securities may be made from time-to-time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Long-Term Incentive Plans Approved by Stockholders	—	—	2,000,000
Long-Term Incentive Plans Not Approved by Stockholders	N/A	N/A	N/A

Total	—	—	2,000,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes all transactions and currently proposed transactions between us and any related person since January 1, 2019 in which such related person had or will have a direct or indirect material interest.

Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders and have determined that all such transactions are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

CO Property – Alliance Data Systems Office Building – Columbus, Ohio

On July 31, 2018, we acquired, through our operating partnership, together with a subsidiary of our sponsor, an office property, or the CO Property, located in Columbus, Ohio, at a contract purchase price of $46,950,000, exclusive of closing costs. The fee simple interest in the CO Property is held by a single purpose limited liability company, or the CO Property SPE, of which at closing we owned interest totaling approximately 67% and own sponsor owned 33%. The CO Property was acquired from ADS Place Phase III, LLC. The seller is a third party and not affiliated with us or our sponsor. Subsequent to the date of initial acquisition, we purchased additional membership interests in the CO Property SPE from our sponsor totaling $190,057 during the year ended December 31, 2019. As of March 31, 2020, our ownership interest in the CO Property SPE was 100%, and our sponsor’s interest was 0%.

Preferred Equity Investment – Denver, PA

On January 2, 2019, we, through our operating partnership, together with a subsidiary of our sponsor, made a preferred equity investment. Our initial investment of $4,779,353 was made through a single purpose limited liability entity, or the Pennsylvania SPE, in which, as of the date of the initial investment, we owned 40.5% of the membership interests and our sponsor owned 59.5% of the membership interests. The Pennsylvania SPE entered into a joint venture agreement, or the Pennsylvania JV, with a subsidiary of USRA Net Lease III Capital Corp, or USRA. We and our sponsor, by and through the Pennsylvania SPE, invested $11,805,000 of capital in the Pennsylvania JV. The Pennsylvania JV is the sole member of an entity that purchased a cold storage and warehouse distribution facility located in Denver, Pennsylvania, or the PA Property, for a purchase price of $117,050,000. The PA Property is 100% leased to New Albertsons L.P., or Albertsons, which is a subsidiary of Albertsons Companies Inc., which serves as the guarantor of the lease. The PA Property lease is a net lease whereby the tenant is responsible for operating expenses, real estate taxes, utilities, repairs, maintenance and capital expenditures, in addition to its obligation to pay base rent. Subsequent to January 2, 2019, the Company purchased additional interests in the Pennsylvania SPE from CFI totaling $7,025,647. As of March 31, 2020, our interest in the Pennsylvania SPE was 100% and our sponsor’s interest was 0%.

Mezzanine Loan – Melrose Park, IL

On January 2, 2019, we, through our operating partnership, together with a subsidiary of our sponsor, made a mezzanine loan investment. Our initial investment of $5,099,190 was made through a single purpose limited liability entity, or the Illinois SPE, in which, as of the date of the initial investment, we owned 40.5% of the membership interests and our sponsor owned 59.5% of the membership interests. The Illinois SPE, originated a fixed rate, subordinate mezzanine loan in the amount of $12,595,000 to Chicago Grocery Mezz B, LLC, which is owned and controlled by USRA, for the acquisition of a cold storage and warehouse distribution facility located in Melrose Park, Illinois, or the IL Property, for a contract purchase price of $124,950,000. The IL Property is 100% leased to New Albertsons L.P., which is a subsidiary of Albertsons, which serves as the guarantor of the lease. The IL Property lease is a net lease whereby the tenant is responsible for operating expenses, real estate taxes, utilities, repairs, maintenance and capital expenditures, in addition to its obligation to pay base rent. Subsequent to January 2, 2019, we purchased additional interests in the Illinois SPE from our sponsor totaling $7,495,810. As of March 31, 2020, our interest in the Illinois SPE was 100% and our sponsor’s interest was 0%.

Fees and Expenses Paid to our Advisor and Affiliates

Our advisor is Rodin Global Property Advisors, LLC. Our advisor is a limited liability company that was formed in the State of Delaware on February 11, 2016. As our advisor, Rodin Global Property Advisors, LLC has contractual and fiduciary responsibilities to us and our stockholders.

Pursuant to the advisory agreement between us and our advisor, and subject to certain restrictions and limitations, our advisor is responsible for managing our affairs on a day-to-day basis and for identifying, originating, acquiring and managing investments on our behalf. For providing such services, our advisor receives fees and reimbursements from us. The following summarizes these fees and reimbursements.

Organization and Offering Expenses. We will reimburse our advisor and its affiliates for organization and offering costs it incurs on our behalf but only to the extent that the reimbursement does not cause the selling commissions, the dealer manager fees and the other organization and offering expenses borne by us to exceed 15.0% of gross offering proceeds as of the date of the reimbursement. If we raise the maximum offering amount in the primary portion of our public offering and under the distribution reinvestment plan, we estimate organization and offering expenses (other than selling commissions and the dealer manager fee), in the aggregate, to be $12,500,000 or 1% of gross offering proceeds. These organization and offering costs include all costs (other than selling commissions. the dealer manager fee and the distribution fees) to be paid by us in connection with our public offering, including our legal, accounting, printing, mailing and filing fees, charges of our transfer agent, charges of our advisor for administrative services related to the issuance of shares in our public offering, reimbursement of bona fide due diligence expenses of broker-dealers, and reimbursement of our advisor for costs in connection with preparing supplemental sales materials. Our advisor agreed to pay all of our organization and offering expenses on our behalf (other than selling commissions, dealer manager fees and distribution fees) through May 18, 2018. We began reimbursing our advisor for such costs ratably over the 36 months following May 18, 2018; provided that we will not be obligated to pay any amounts that as a result of such payment would cause the aggregate payments for organization and offering costs paid by the advisor to exceed 1% of gross offering proceeds as of such payment date. For purposes of calculating our net asset value, the organization and offering costs paid by our advisor through May 18, 2018 will not be reflected in our net asset value until we reimburse the advisor for these costs. After May 18, 2018, our advisor, in its sole discretion, may pay some or all of the additional organization and offering costs incurred, but is not required to do so. To the extent our advisor pays such additional organization and offering costs, we will be obligated to reimburse the advisor subject to the 1% cap described above.

Acquisition Expenses. We do not intend to pay our advisor any acquisition fees in connection with making investments. We will, however, provide reimbursement of customary acquisition expenses (including expenses relating to potential investments that we do not close), such as legal fees and expenses (including fees of in-house counsel of affiliates and other affiliated service providers that provide resources to us), costs of due diligence (including, as necessary, updated appraisals, surveys and environmental site assessments), travel and communication expenses, accounting fees and expenses and other closing costs and miscellaneous expenses relating to the acquisition or origination of our investments. While most of the acquisition expenses are expected to be paid to third parties, a portion of the out-of-pocket acquisition expenses may be paid or reimbursed to the advisor or its affiliates.

Asset Management Fees. We pay our advisor a monthly asset management fee equal to one-twelfth of 1.20% of our most recently disclosed net asset value.

Other Operating Expenses. We will reimburse our advisor’s costs of providing administrative services, subject to the following limitations. We generally will not reimburse our advisor for any amount by which our total operating expenses at the end of the four preceding fiscal quarters exceeds the greater of (i) 2% of average invested assets (as defined in our advisory agreement) and (ii) 25% of net income other than any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of investments for that period. After the end of any fiscal quarter for which our total operating expenses exceed this 2%/25% limitation for the four fiscal quarters then ended, if our independent directors exercise their right to conclude that this excess was justified, this fact will be disclosed in writing to the holders of our shares of common stock within 60 days. If our independent directors do not determine such excess expenses are justified, our advisor is required to reimburse us, at the end of the four preceding fiscal quarters, by the amount that our aggregate annual total operating expenses paid or incurred exceed this 2%/25% limitation.

In addition, subject to other limitations on the incurrence and reimbursement of operating expenses contained in our advisory agreement, operating expenses which have been incurred and paid by our advisor will not become our obligation unless our advisor has invoiced us for reimbursement, which will occur in a quarterly statement and accrued for in the respective period. Our advisor will not invoice us for any reimbursement if the impact of such would result in us incurring an obligation in an amount that would result in our net asset value per share for any class of shares to be less than $25.00. We may, however, incur and record an obligation to reimburse our advisor, even if it would result in our net asset value per share for any class of shares for such quarter to be less than $25.00, if our board of directors determines that the reasons for the decrease of our net asset value per share below $25.00 were unrelated to our obligation to reimburse our advisor for operating expenses.

In addition, all or a portion of the operating expenses, which have not been previously paid by us or invoiced by our advisor may be in the sole discretion of our advisor (i) waived by our advisor, (ii) reimbursed to our advisor in any subsequent quarter or (iii) reimbursed to our advisor in connection with a liquidity event or termination of the advisory agreement, provided that we have fully invested the proceeds from this offering and our stockholders have received, or are deemed to have received, in the aggregate, cumulative distributions equal to their invested capital plus a 6.0% cumulative, non-compounded annual pre-tax return on their invested capital. Any reimbursement of operating expenses remains subject to the limitations described above, including the 2%/25% limitations and the related approval requirements.

Reimbursable operating expenses include personnel and related employment costs incurred by our advisor or its affiliates in performing the services described in the advisory agreement, including but not limited to reasonable salaries and wages, benefits and overhead of all employees directly involved in the performance of such services. We will not reimburse our advisor for costs of such employees of our advisor or its affiliates to the extent that such employees (A) perform services for which our advisor receives disposition fees or (B) serves as our executive officer.

Property Management and Oversight Fees. If the advisor or an affiliate is a property manager with respect to a particular property, we will pay property management fees of 1.5% of gross revenues received for management of our properties located in the United States and 2.0% of gross revenues received for management of our properties located outside of the United States. For services in overseeing property management services provided by any person or entity that is not an affiliate of our advisor, we will pay our advisor or an affiliate an oversight fee equal to 1.0% of the gross revenues of the property managed. Neither our advisor nor its affiliates will be paid an oversight fee if we contract with a third party to provide property management services for fees greater than (i) 1.5% of gross revenues received for management of our properties located in the United States or (ii) 2.0% of gross revenues received for management of our properties located outside of the United States.

Leasing Commissions. We will pay customary leasing fees if our advisor or an affiliate is our primary leasing agent. Such fees will be paid in an amount that is usual and customary in that geographic area for that type of property.

Refinancing Coordination Fee. If our advisor provides services in connection with the refinancing of any debt that we obtain and use to finance properties or other permitted investments, or refinancing of any debt that is assumed, directly or indirectly, in connection with the acquisition of properties or other permitted investments, we will pay the advisor a refinancing coordination fee equal to 0.75% of the amount available or outstanding under such refinancing or assumed debt. Refinancing will also include restructuring, workouts or other recapitalization of any debt.

Disposition Fees. For substantial assistance in connection with the sale of investments and based on the services provided, as determined by our independent directors, we will pay a disposition fee in an amount equal to 2.0% of the contract sales price of each real property or other investment sold; provided, however, in no event may the disposition fee paid to our advisor or its affiliates, when added to the real estate commissions paid to unaffiliated third parties, exceed the lesser of a competitive real estate commission or an amount equal to 6% of the contract sales price. If we take ownership of a property as a result of a workout or foreclosure of a debt investment, we will pay a disposition fee upon the sale of such property. We will not pay a disposition fee upon the maturity, prepayment, workout, modification or extension of a debt investment unless there is a corresponding fee paid by the borrower, in which case the disposition fee will be the lesser of: (i) 1.0% of the principal amount of the debt prior to such transaction; or (ii) the amount of the fee paid by the borrower in connection with such transaction.

Selling Commissions and Dealer Manager Fees

The dealer manager for our public offering, Cantor Fitzgerald & Co., is a registered broker-dealer and is affiliated with our advisor and our sponsor. We entered into an agreement with the dealer manager and are obligated to pay various commissions and fees with respect to the shares of Class A, Class T and Class I shares of common stock distributed in our public offering. For providing such services, the dealer manager will receive the following fees:

Selling Commissions. Our dealer manager will receive selling commissions of 6.0% of the gross offering proceeds for shares of Class A common stock, or Class A shares, sold in the primary portion of our public offering and 3.0% of the gross offering proceeds for shares of Class T common stock, or Class T shares, sold in the primary portion of our public offering. All or a portion of such selling commissions may be re-allowed to participating broker-dealers. No selling commissions will be payable with respect to shares of Class I common stock, or Class I shares. With respect to the selling commissions payable to our dealer manager for the Class A shares and the Class T shares sold in the primary portion of our public offering, our sponsor will pay an amount equal to 1.0% of the gross offering proceeds to the dealer manager and the balance of the selling commissions will be funded with offering proceeds.

Dealer Manager Fees. The dealer manager will receive 3.0% of the gross offering proceeds for Class A shares and Class T shares sold in the primary portion of our public offering and 1.5% of the gross offering proceeds for Class I shares sold in the primary portion of our public offering as compensation for acting as the dealer manager. A portion of such dealer manager fees may be re-allowed to participating broker-dealers as a marketing fee. Our sponsor will pay all of the dealer manager fees to the dealer manager in the amount of 3.0% of the gross offering proceeds for Class A shares and Class T shares and in the amount of 1.5% of the gross offering proceeds for Class I shares.

Distribution Fees. With respect to Class T shares only, we will pay our dealer manager a distribution fee as additional compensation for selling shares in the offering, all or a portion of which may be reallowed to participating broker-dealers in the dealer manager’s sole discretion. We will pay a distribution fee on all Class T shares issued pursuant to our primary offering. The distribution fee will accrue daily and be paid monthly. We will pay a distribution fee of 1.0% per annum of (i) the current gross offering price per Class T share in the primary offering or (ii) if we are no longer offering shares in a public offering, the estimated per share value of Class T shares, if any has been disclosed. In the event the offering price or the estimated value per share changes, the distribution fee will change immediately with respect to all outstanding Class T shares, and will be calculated based on the new gross offering price or estimated per share value, without regard to the actual price at which a particular Class T share was issued. We will cease paying distribution fees with respect to each Class T share, including any Class T shares issued pursuant to our distribution reinvestment plan, on the earliest to occur of the following: (i) a listing of shares of our common stock on a national securities exchange; (ii) such Class T share no longer being outstanding; (iii) the dealer manager’s determination that total underwriting compensation from all sources, including dealer manager fees (including the sponsor support of 3.0% of dealer manager fees), selling commissions (including the sponsor support of 1.0% of selling commissions), distribution fees and any other underwriting compensation paid to participating broker dealers with respect to all Class A, Class T shares and Class I shares, would be in excess of 10% of the gross proceeds of the primary portion of this offering; or (iv) the end of the month in which the transfer agent, on our behalf, determines that total underwriting compensation, including dealer manager fees (including the sponsor support of 3.0% of dealer manager fees), sales commissions (including the sponsor support of 1.0% of selling commissions), distribution fees and any other underwriting compensation paid to participating broker dealers with respect to the Class T shares held by a stockholder within his or her particular account, would be in excess of 10% of the total gross investment amount at the time of purchase of the primary Class T shares held in such account (or, in the case of shares sold through certain participating broker dealers, a lower limit as set forth in any applicable agreement between our dealer manager and a participating broker dealer in effect at the time such shares were issued to such account). We cannot predict if or when this will occur.

The following table summarizes the fees and expenses incurred by us and paid to our advisor and its affiliates and our dealer manager for the year ended December 31, 2019:

	Due to related parties as of	Year ended December 31, 2019		Due to related parties as of

Type of Fee or Reimbursement	December 31, 2018	Incurred	Paid	December 31, 2019
Management Fees
Asset management fees	$152,072	$1,840,152	$1,869,045	$123,179
Property management and oversight fees	8,647	110,415	98,793	20,269
Organization, Offering and Operating Expense Reimbursements
Operating expenses(1)	1,004,539	204,253	1,004,539	204,253
Organization expenses(2)	10,860	77,193	16,891	71,162
Offering costs(2)	732,579	287,289	301,369	718,499
Commissions and Fees
Selling commissions and dealer manager fees, Net	27,846	1,345,353	1,373,199	—
Distribution fees	806,038	377,426	263,645	$919,819

Total	$2,742,581	$4,242,081	$4,927,481	$2,057,181

Note:

(1) As of December 31, 2019, our advisor has incurred, on our behalf, a total of $7,444,222 in unreimbursed operating expenses, including a total of $3,087,063 for the year ended December 31, 2019 for our advisor has not invoiced us for reimbursement. The total amount of unreimbursed operating expenses may, in future periods, be subject to reimbursement by us pursuant to the terms of our advisory agreement.

(2) As of December 31, 2019, our advisor has incurred, on our behalf, a total of $8,613,586 of organization and offering costs, of which our obligation is limited to $789,661, pursuant to the 1% limitation.

Investment by Our Sponsor

Our sponsor initially invested $200,001 in us through the purchase of 8,180 Class A shares at $24.45 per share. Our sponsor may not sell any of these shares during the period it serves as our sponsor. Neither our advisor nor our sponsor currently has any options or warrants to acquire any of our shares. Our advisor, our directors and their affiliates, including our sponsor, may not vote their shares of common stock regarding: (i) the removal of any of them; or (ii) any transaction between them and us. In determining the requisite percentage in interest of shares necessary to approve a matter on which our advisor, our directors and their affiliates may not vote, any shares owned by them will not be included.

As of December 31, 2019, our sponsor has invested $4,757,657 in us through the purchase of 190,356 shares (8,180 Class A shares for the aggregate purchase price of $200,001 and 182,176 Class I shares for the aggregate purchase price of $4,557,656). 44,176 of the Class I shares in the amount of $1,107,656 were purchased by our sponsor pursuant to the distribution support agreement, which provides that in certain circumstances where our cash distributions exceed our modified funds from operations, our sponsor will purchase up to $5.0 million of Class I shares (including the $2.0 million of shares purchased in order to satisfy the minimum offering) at the then current offering price per Class I share net of dealer manager fees to provide additional cash to support distributions to our stockholders.

Sponsor Support

Our sponsor, CFI, is a Delaware limited liability company and an affiliate of Cantor. Our sponsor will pay a portion of selling commissions and all of the dealer manager fees, up to a total of 4.0% of gross offering proceeds from the sale of Class A shares and Class T shares, as well as 1.5% of gross offering proceeds from the sale of Class I shares, incurred in connection with our public offering. We will reimburse such expenses (i) immediately prior to or upon the occurrence of a liquidity event, including (A) the listing of our common stock on a national securities exchange or (B) a merger, consolidation or sale of substantially all of our assets or any similar transaction or any transaction pursuant to which a majority of our directors then in office are replaced or removed, or (ii) upon the termination of the advisory agreement by us or by the advisor. In each such case, we only will reimburse the sponsor after we have fully invested the proceeds from our public offering and our stockholders have received, or are deemed to have received, in the aggregate, cumulative distributions equal to their invested capital plus a 6.0% cumulative, non-compounded annual pre-tax return on such invested capital. As of December 31, 2019, our sponsor has paid sponsor support totaling $4,675,394.

Policies Governing Related Person Transactions

In order to reduce or eliminate certain potential conflicts of interest, our charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our sponsor, our advisor, our directors or their respective affiliates. The types of transactions covered by these policies include the compensation paid to our advisor, decisions to renew our advisory agreement, acquisitions or leases of assets, mortgages and other types of loans and any other transaction in which our sponsor, our advisor or any of our directors have an interest, reimbursement of operating expenses in excess of the 2%/25% Guidelines, issuances of options and warrants and repurchases of shares. Under the restrictions, these transactions, if permitted, must be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction.

Independent Directors’ Review of our Policies

As required by our charter, our independent directors have reviewed our policies, including but not limited to our policies regarding investments, leverage, conflicts of interest and investment allocation, and determined that they are in the best interests of our stockholders. Our key policies that provided the basis for such determination are summarized herein.

AUDIT COMMITTEE REPORT

The following is a report of the Audit Committee of the Board of Directors, or the Board, of Rodin Global Property Trust, Inc., or the Company. Each of the three Audit Committee members is independent as such term is defined under the New York Stock Exchange listing standards and applicable Securities and Exchange Commission, or SEC, regulations.

The primary purpose of the Audit Committee is to assist the Board with the oversight of: (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices; (2) the soundness of the Company’s systems of internal controls regarding finance and accounting compliance; (3) the independence and qualifications of the Company’s independent auditors; (4) the performance of the Company’s internal audit function and its independent auditors; and (5) the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written charter which more fully describes the Audit Committee’s function. A copy of the charter is available under the corporate governance section of the Company’s website.

In discharging its oversight role, the Audit Committee reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended December 31, 2019. The

Audit Committee discussed with Ernst & Young the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee has also received the written disclosures and letter from the independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee also discussed with Ernst & Young its independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

This report of the Audit Committee does not constitute soliciting material and should not be considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

Audit Committee:

Dean Palin, Chairman

Arthur F. Backal

John M. Matteson

INDEPENDENT ACCOUNTANTS

Fees Paid to Independent Registered Public Accounting Firm

Aggregate fees that we were billed for the fiscal years ended December 31, 2019 and 2018 by our independent registered public accounting firm, Ernst & Young, were as follows:

	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018

Audit fees	$210,000	$250,235
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total	$210,000	$250,235

Audit fees include amounts billed to us related to annual financial statement audit work, seed balance sheet audit work, quarterly financial statement reviews and review of SEC registration statements.

The Audit Committee of our Board of Directors was advised that there were no services provided by Ernst & Young that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements that could impair Ernst & Young from maintaining its independence as our independent auditor and concluded that it was.

Audit Committee Pre-Approval Policies and Procedures

In accordance with our Audit Committee pre-approval policy, all audit and non-audit services performed for us by our independent registered public accounting firm were pre-approved by the Audit Committee of our Board of Directors, which concluded that the provision of such services by Ernst & Young was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by the Audit Committee are required to be submitted to the Audit Committee, and must include a description of the services to be provided and a statement by the independent registered public accounting firm and principal accounting officer of the Company confirming that the provision of the proposed services does not impair the independence of the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members or a subcommittee. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

PROPOSAL NO. 1:

ELECTION OF BOARD OF DIRECTORS

Our Board has recommended that each of Messrs. Howard W. Lutnick, Paul Pion, Arthur F. Backal, John M. Matteson and Dean Palin be elected to serve on our Board, until the annual meeting of stockholders for

2021 and until his successor is duly elected and qualifies. For certain information regarding each nominee, see “Board of Directors” above.

Each nominee has consented to being named in this proxy statement and to serve if elected. If, prior to the annual meeting, a nominee should become unavailable to serve, the shares of common stock represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by our Board, unless our Board determines to reduce the number of directors in accordance with the Company’s charter and bylaws, as then in effect.

Election of the director nominees named in this proposal requires the affirmative vote of the holders of a majority of the shares present virtually or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the director nominees. A vote “withheld” from a director nominee or a broker non-vote, if any, will have the same effect as a vote against the nominee. Stockholders may not cumulate votes in the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2020. A representative of Ernst & Young is expected to be present virtually at the annual meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

Stockholder ratification of the selection of Ernst & Young as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Ernst & Young to the stockholders for ratification as a matter of good corporate governance. Ratification of the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

If this selection is not ratified by our stockholders, our Audit Committee may, but is not obligated to, reconsider its recommendation. Abstentions, if any, will not be counted as having been cast and will have no effect on the outcome of the vote for this proposal. Broker non-votes will not arise in connection with, and will have no effect on the outcome of, this proposal because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2021

Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2021 annual meeting of stockholders if they are received by us on or before December 18, 2020. Stockholder proposals must be directed to the Secretary, Rodin Global Property Trust, Inc., at 110 East 59th Street, New York, New York 10022. In order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by us within the timeframe for submission of stockholder proposals and director nominations under our bylaws. In order to be “timely” under our current bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act and director nominations must be submitted, in accordance with the requirements of our current bylaws, not later than 5:00 p.m., local time, on December 18, 2020 and not earlier than November 18, 2020; provided, however, in the event that the date of the 2021 annual meeting of stockholders is advanced or delayed by more than 30 days from June 30, 2021, a proposal or nomination by a stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., local time, on the later of: (i) the 120th day prior to the date of such annual meeting; or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.

INCORPORATION BY REFERENCE

This proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

OTHER MATTERS

Our Board knows of no other matters that have been submitted for consideration at this annual meeting. If any other matters properly come before our stockholders at this annual meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their discretion.

By Order of the Board of Directors,

/s/ Howard W. Lutnick

Howard W. Lutnick

Chairman and Chief Executive Officer

April 17, 2020

New York, New York

APPENDIX A

FORM OF PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2020

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com/RGPT**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RGPT2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D12971-P40100 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

RODIN GLOBAL PROPERTY TRUST, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Howard W. Lutnick
02) Paul M. Pion
03) Arthur F. Backal
04) John M. Matteson
05) Dean Palin

The Board of Directors recommends you vote FOR proposal 2.

NOTE: The proxy holders may vote in their discretion on such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

A-1

A-2